                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement       [ ]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))

[X]  Definitive proxy statement

[ ]  Definitive additional materials

[ ]  Soliciting material pursuant to 14a-11(c) or Rule 14a-12

                          Johnson Worldwide Associates, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

     (5) Total fee paid:

         -----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.



[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

         -----------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

         -----------------------------------------------------------------------

     (3) Filing party:

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     (4) Date filed:

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

                                   [JWA LOGO]

                       JOHNSON WORLDWIDE ASSOCIATES, INC.
                                1326 WILLOW ROAD
                          STURTEVANT, WISCONSIN 53177

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 26, 1999

To the Shareholders of
  JOHNSON WORLDWIDE ASSOCIATES, INC.

     The Annual Meeting of Shareholders of Johnson Worldwide Associates, Inc. will be held on Tuesday, January 26, 1999 at 9:45 a.m., local time, at the Company's Headquarters, located at 1326 Willow Road, Sturtevant, Wisconsin, for the following purposes:

        1. To elect 6 directors to serve for the ensuing year.

        2. To consider and act upon proposed amendments to the Johnson Worldwide Associates, Inc. 1994 Long-Term Stock Incentive Plan to increase the number of shares of Class A common stock authorized for issuance from 650,000 to 900,000 and change the period for the individual limit on share awards.

        3. To consider and act upon a proposed amendment to the Johnson Worldwide Associates, Inc. 1994 Non-Employee Director Stock Ownership Plan to increase the number of shares of Class A common stock authorized for issuance from 50,000 to 100,000.

        4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on Wednesday, December 16, 1998 will be entitled to notice of and to vote at the meeting and any adjournment or postponement thereof. Holders of Class A common stock, voting as a separate class, are entitled to elect two directors and holders of Class B common stock, voting as a separate class, are entitled to elect the remaining directors.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE PROXY CARD FOR CLASS A COMMON STOCK AND/OR THE PROXY CARD FOR CLASS B COMMON STOCK IN THE RETURN ENVELOPE PROVIDED IN ORDER TO BE SURE THAT YOUR SHARES WILL BE VOTED AT THE ANNUAL MEETING.

                                             By Order of the Board of Directors

                                             CARL G. SCHMIDT
                                             CARL G. SCHMIDT
                                             Senior Vice President and Chief
                                             Financial Officer,
                                             Secretary and Treasurer
Sturtevant, Wisconsin
December 17, 1998

                       JOHNSON WORLDWIDE ASSOCIATES, INC.
                                1326 WILLOW ROAD
                          STURTEVANT, WISCONSIN 53177

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 26, 1999

     This Proxy Statement, which is first being mailed to shareholders on or about December 21, 1998, is furnished in connection with the solicitation of proxies by the Board of Directors of Johnson Worldwide Associates, Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company to be held on Tuesday, January 26, 1999 at 9:45 a.m., local time, at the Company's Headquarters, located at 1326 Willow Road, Sturtevant, Wisconsin, and at any adjournment or postponement thereof ("Annual Meeting").

     Shareholders who execute proxies may revoke them at any time before they are voted by written notice addressed to the Secretary at the Company's address shown above, or by giving notice in open meeting. Unless so revoked, the shares represented by proxies received by the Board of Directors will be voted at the Annual Meeting. Where a shareholder specifies a choice by means of a ballot provided in the proxy, the shares will be voted in accordance with such specification.

     The record date for shareholders entitled to notice of and to vote at the Annual Meeting is December 16, 1998. On the record date, the Company had outstanding and entitled to vote 6,870,045 shares of Class A common stock and 1,223,861 shares of Class B common stock. Holders of Class A common stock are entitled to one vote per share for directors designated to be elected by holders of Class A common stock and for other matters. Holders of Class B common stock are entitled to one vote per share for directors designated to be elected by holders of Class B common stock and ten votes per share for other matters.

                             ELECTION OF DIRECTORS

     Six directors are to be elected at the Annual Meeting to serve until the next annual meeting of shareholders or until their respective successors have been duly elected. The Company's Articles of Incorporation provide that holders of Class A common stock have the right to elect 25% of the authorized number of directors and the holders of Class B common stock are entitled to elect the remaining directors. At the Annual Meeting, holders of Class A common stock will elect two directors and holders of Class B common stock will elect four directors. Thomas F. Pyle, Jr. and Glenn N. Rupp (the "Class A Directors") are the nominees designated to be voted on by the holders of Class A common stock, and Samuel C. Johnson, Helen P. Johnson-Leipold, R. C. Whitaker and Gregory E. Lawton (the "Class B Directors") are the nominees designated to be voted on by the holders of Class B common stock.

     Proxies received from holders of Class A common stock will, unless otherwise directed, be voted for the election of the nominees designated to be voted on by the holders of Class A common stock and proxies received from holders of Class B common stock will, unless otherwise directed, be voted for the election of the nominees designated to be voted on by the holders of Class B common stock. Proxies of holders of Class A common stock cannot be voted for more than two persons and proxies of holders of Class B common stock cannot be voted for more than four persons. Class A Directors are elected by a plurality of the votes cast by the holders of Class A common stock and Class B Directors are elected by a plurality of the votes cast by the holders of Class B common stock, in each case at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast by holders of the class of common stock entitled to vote in the election of such directors are elected as directors up to the maximum number of directors to be chosen at the meeting by such class. Consequently, any shares not voted on this matter (whether by abstention, broker non-vote or otherwise) will have no effect on the election of directors, except to the extent the failure to vote for an individual results in that individual not receiving a sufficient number of votes to be elected.

     Listed below are the nominees of the Board of Directors for election at the Annual Meeting. Each of the nominees is presently a director of the Company. If any of the nominees should be unable or unwilling to serve, the proxies, pursuant to the authority granted to them by the Board of Directors, will have discretionary authority to select and vote for substituted nominees. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

                                                         BUSINESS EXPERIENCE                  DIRECTOR
                 NAME                    AGE            DURING LAST FIVE YEARS                 SINCE
                 ----                    ---            ----------------------                --------
Samuel C. Johnson......................  70     Chairman of the Board of the Company            1970
                                                since January 1994. Chairman of the
                                                Executive Committee of the Board of
                                                Directors of the Company from October
                                                1992 to January 1994. Chairman and
                                                until 1988, Chief Executive Officer of
                                                S.C. Johnson & Son, Inc. (manufacturer
                                                of household maintenance and
                                                industrial products). Director of
                                                Mobil Corporation, H.J. Heinz Company
                                                and Deere & Company.
Thomas F. Pyle, Jr.....................  57     Vice Chairman of the Board of the               1987
                                                Company since October 1997. Chairman
                                                of The Pyle Group since September 1996
                                                (financial services and investments).
                                                Chairman, President and Chief
                                                Executive Officer of Rayovac
                                                Corporation (manufacturer of batteries
                                                and lighting products) from 1982 until
                                                September 1996. Director of Kewaunee
                                                Scientific Corporation, Riverside
                                                Paper Corporation and Sub Zero
                                                Corporation.

                                                         BUSINESS EXPERIENCE                  DIRECTOR
                 NAME                    AGE            DURING LAST FIVE YEARS                 SINCE
                 ----                    ---            ----------------------                --------
Helen P. Johnson-Leipold...............  41     Vice President, Worldwide Consumer              1994
                                                Products -- Marketing of S. C. Johnson
                                                & Son, Inc. since September 1998. Vice
                                                President, Personal and Home Care
                                                Products of S. C. Johnson & Son, Inc.
                                                from October 1997 to September 1998.
                                                Executive Vice President -- North
                                                American Businesses of the Company
                                                from October 1995 until July 1997.
                                                Vice President -- Consumer Marketing
                                                Services Worldwide of S. C. Johnson &
                                                Son, Inc. from 1992 to September 1995.
                                                Ms. Johnson-Leipold is the daughter of
                                                Samuel C. Johnson.
R.C. Whitaker..........................  51     President and Chief Executive Officer           1996
                                                of the Company since October 1996;
                                                President and Chief Executive Officer
                                                of EWI, Inc. (a supplier to the
                                                automotive industry) from December
                                                1995 to October 1996(1). Chairman,
                                                President and Chief Executive Officer
                                                of Colt's Manufacturing Company, Inc.
                                                (manufacturer of firearms) from 1992
                                                to September 1995. Director of Weirton
                                                Steel Corporation.
Gregory E. Lawton......................  47     President and Chief Executive Officer           1997
                                                of NuTone, Inc. (manufacturer of
                                                ventilation fans, intercom systems and
                                                other home products) since July 1994.
                                                Vice President and General Manager of
                                                Procter & Gamble from 1989 to 1994.
                                                Director of General Cable Corporation.
Glenn N. Rupp..........................  54     Chairman and Chief Executive Officer            1997
                                                of Converse Inc. (manufacturer and
                                                marketer of athletic and leisure
                                                footwear) since April 1996. Acting
                                                Chairman of McKenzie Sports Products
                                                Inc. from August 1994 to April 1996.
                                                President and Chief Executive Officer
                                                of Simmons Upholstered Furniture Inc.
                                                from August 1991 until May 1994(2).
                                                Director of Consolidated Papers, Inc.

---------------
(1) EWI, Inc. filed a voluntary petition for reorganization under Chapter 11 of the Bankruptcy Code in April 1996. The matter is awaiting final creditor approval.

(2) Simmons Upholstered Furniture Inc. filed a voluntary petition for reorganization under Chapter 11 of the Bankruptcy Code in July 1994.

COMMITTEES

     The Board of Directors has standing Executive, Audit, Compensation and Stock Committees and does not have a nominating committee.

     The Executive Committee assists the Board of Directors in developing and evaluating general corporate policies and objectives and, subject to certain limitations, has the power to exercise fully the powers of the Board of Directors. Present members of the Executive Committee are Messrs. Johnson (Chairman), Pyle and Whitaker.

     The Audit Committee presently consists of Messrs. Rupp (Chairman) and Lawton and Ms. Johnson-Leipold. The Audit Committee annually recommends to the Board of Directors independent public accountants to act as auditors for the Company, reviews with the auditors in advance the scope of the annual audit, reviews with the auditors and management, from time to time, the Company's accounting principles, policies and practices and reviews with the auditors annually the results of their audit.

     The Compensation Committee presently consists of Messrs. Pyle (Chairman), Lawton and Rupp. The Compensation Committee determines the salaries and other nonequity-based compensation of the executive officers and key employees of the Company.

     The Stock Committee presently consists of Messrs. Lawton (Chairman) and Rupp. The Stock Committee determines all equity-based compensation for executive officers and key employees of the Company. The Stock Committee administers the Johnson Worldwide Associates, Inc. Amended and Restated 1986 Stock Option Plan, the Johnson Worldwide Associates, Inc. 1987 Employees' Stock Purchase Plan and the Johnson Worldwide Associates, Inc. 1994 Long-Term Stock Incentive Plan.

MEETINGS AND ATTENDANCE

     During the year ended October 2, 1998, there were four meetings of the Board of Directors, two meetings of the Audit Committee, three meetings of the Compensation Committee and no meetings of the Stock Committee (all actions were taken by unanimous written consent). All directors attended at least 75% of the meetings of the Board of Directors and at least 75% of the meetings of the committees on which they serve.

COMPENSATION OF DIRECTORS

     Retainer and Fees. Each director who is not an employee of the Company ("non-employee director") is entitled to receive an annual retainer of $15,000 and $1,000 for each meeting of the Board of Directors and each committee meeting attended. The Vice Chairman of the Board receives an additional annual retainer of $35,000. Non-employee directors are also entitled to receive an annual retainer for serving on committees of the Board of Directors as follows: the Chairman of each committee receives $3,500 and the other members each receive $1,000.

     Stock-Based Plans. The Company maintains the Johnson Worldwide Associates, Inc. 1994 Non-Employee Director Stock Ownership Plan (the "1994 Director Plan"), which was approved by shareholders on January 27, 1994. Shareholders will vote on a proposed amendment to increase the number of shares authorized for issuance under the 1994 Director Plan at the Annual Meeting. The 1994 Director Plan currently provides for up to 50,000 shares of Class A common stock to be issued to non-employee directors in the following forms:

          Stock Options. Upon first being elected or appointed as a director of the Company during the existence of the 1994 Director Plan, a non-employee director automatically receives an option to purchase 5,000 shares of Class A common stock. The exercise price for such options is the fair market value of a share of Class A common stock on the date of grant. Options have a term of ten years and become fully exercisable one year after the date of grant.

          Restricted Stock Awards. In addition, each non-employee director of the Company automatically receives 500 shares of Class A common stock on the first business day after the Company's annual meeting of shareholders in each year during the existence of the 1994 Director Plan. Shares of Class A common stock granted to non-employee directors will not be eligible to be sold or otherwise transferred while the non-employee director remains a director of the Company and thereafter the restrictions will lapse. However, a non-employee director may transfer the shares to any trust or other estate in which the director has a substantial interest or a trust of which the director serves as trustee or to his or her spouse and certain other related persons, provided the shares will continue to be subject to the transfer restrictions described above.

     On January 29, 1998, 500 shares of restricted stock were awarded to each of the non-employee directors of the Company at that time (Messrs. Johnson, Pyle, Lawton and Rupp and Ms. Johnson-Leipold).

                    STOCK OWNERSHIP OF MANAGEMENT AND OTHERS

     The following table sets forth certain information at November 1, 1998 regarding the beneficial ownership of each class of the Company's common stock by each director, each person known by the Company to own beneficially more than 5% of either class of the Company's common stock, each executive officer named in the Summary Compensation Table set forth below, and all directors and executive officers as a group based upon information furnished by such persons. Except as indicated in the footnotes, the persons listed have sole voting and investment power over the shares beneficially owned.

                                         CLASS A COMMON STOCK(1)               CLASS B COMMON STOCK(1)
                                    ----------------------------------    ----------------------------------
                                                         PERCENTAGE OF                         PERCENTAGE OF
                                     NUMBER OF               CLASS         NUMBER OF               CLASS
         NAME AND ADDRESS              SHARES             OUTSTANDING        SHARES             OUTSTANDING
         ----------------            ---------           -------------     ---------           -------------
Samuel C. Johnson.................  2,430,476(2)(3)          35.3%        1,062,330(2)(4)          86.8%
  4041 North Main Street
  Racine, Wisconsin 53402
Imogene P. Johnson................     33,718(4)                *         1,037,330(4)             84.8
  4041 North Main Street
  Racine, Wisconsin 53402
JWA Consolidated, Inc. ...........    114,464(5)              1.7         1,037,330(4)             84.8
  4041 North Main Street
  Racine, Wisconsin 53402
Johnson Trust Co. ................    351,296(6)              5.1           142,616(6)             11.7
  4041 North Main Street
  Racine, Wisconsin 53402
Helen P. Johnson-Leipold..........    265,988(5)(7)(8)        3.9         1,056,722(4)(6)(8)       86.3
  4041 North Main Street
  Racine, Wisconsin 53402
Royce & Associates, Inc. .........    697,270(9)             10.1                   --               --
  1414 Avenue of the Americas
  New York, New York 10019
Dimensional Fund Advisors Inc. ...    546,800(10)             7.9                   --               --
  1299 Ocean Avenue
  Santa Monica, California 90401
R. C. Whitaker....................     78,316(11)              1.1                  --               --
Carl G. Schmidt...................     64,650(12)                *                  --               --
Mamdouh Ashour....................     41,066(13)                *                  --               --
Thomas F. Pyle, Jr. ..............     22,238(14)                *                  --               --
Gregory E. Lawton.................      5,500(7)                 *                  --               --
Glenn N. Rupp.....................      5,500(7)                 *                  --               --
All directors and executive
  officers as a group (8
  persons)........................  2,913,734(2)(4)(5)       41.2         1,081,722(2)(4)          88.4
                                             (6)(8)(15)                            (6)(8)

---------------
* The amount shown is less than 1% of the outstanding shares of such class.

 (1) Shares of Class B common stock ("Class B Shares") are convertible on a share-for-share basis into shares of Class A common stock ("Class A Shares") at any time at the discretion of the holder. As a result, a holder of Class B Shares is deemed to beneficially own an equal number of Class A Shares. However, in order to avoid overstatement of the aggregate beneficial ownership of Class A Shares and Class B Shares, the Class A Shares reported in the table do not include Class A Shares which may be acquired upon the conversion of Class B Shares.

 (2) Shares reported by Mr. Johnson include 98,000 Class A Shares and 1,037,330 Class B Shares over which Mr. Johnson may be deemed to share voting power and investment power. The 98,000 Class A Shares are held of record by a corporation controlled by Mr. Johnson through various trusts. The 1,037,330 Class B Shares are held of record by the Johnson Worldwide Associates, Inc. Class B Common Stock Voting Trust ("Voting Trust") of which certain trusts of which Mr. Johnson serves as sole trustee are Voting Trust unit holders. Mr. Johnson owns 2,074,127 Class A Shares and 47,046 Class B Shares as sole trustee of a trust for his benefit and reports beneficial ownership of the remaining Class A Shares and Class B Shares indirectly as the sole trustee of a trust for the benefit of Mr. Johnson, members of his family or related entities (the "Johnson Family"), as the sole trustee of a shareholder of certain corporations, or pursuant to options to acquire Class A Shares. Not included in the number of Class A Shares or Class B Shares beneficially owned by Mr. Johnson are Class A Shares or Class B Shares held by Mr. Johnson's wife, Imogene P. Johnson, by family partnerships of which Mr. Johnson is not a general partner, or does not directly or indirectly control a general partner, by corporations in which all of the common stock is beneficially owned by Mr. Johnson's adult children or by Johnson Trust Company, Inc. ("JT"), except as otherwise noted.

 (3) Includes options to acquire 7,057 Class A Shares, which options are exercisable within 60 days.

 (4) Shares reported by Mrs. Johnson include 1,037,330 Class B Shares directly held by the Voting Trust and over which Mrs. Johnson has shared voting power and shared investment power as sole trustee of the Voting Trust, and all of which are also reported as beneficially owned by Mr. Johnson, Ms. Johnson-Leipold and JWA Consolidated, Inc. as Voting Trust unit holders. Mrs. Johnson reports the remaining shares as personally owned.

 (5) The 114,464 Class A Shares are also reported as beneficially owned by Ms. Johnson-Leipold as sole trustee of the Samuel C. Johnson Family Trust, which controls JWA Consolidated, Inc.

 (6) Includes 301,780 Class A Shares and 75,992 Class B Shares over which JT has shared voting power and shared investment power, of which 19,392 Class B Shares are also reported as beneficially owned by Ms. Johnson-Leipold. JT reports beneficial ownership of the Class A Shares and Class B Shares reflected in the table as sole trustee of various trusts principally for the benefit of members of the Johnson Family. Mr. Johnson is directly or indirectly the controlling shareholder of JT.

 (7) Includes options to acquire 5,000 Class A Shares, which options are exercisable within 60 days.

 (8) Includes 111,024 Class A Shares and 19,392 Class B Shares over which Ms. Johnson-Leipold has shared voting power and shared investment power, all of which are reported as beneficially owned by JT. Ms. Johnson-Leipold beneficially owns such Class A Shares and Class B Shares indirectly as the settlor and beneficiary of a trust and through such trust as a general partner of certain limited partnerships controlled by the Johnson Family and as a controlling shareholder, with trusts for the benefit of Mr. Johnson and his adult children, of certain corporations.

 (9) The information is based on a report on Schedule 13G, dated February 3, 1998, filed by Royce & Associates, Inc. ("Royce") and Charles M. Royce with the Securities and Exchange Commission. Mr. Royce may be deemed to be a controlling person of Royce and as such may be deemed to beneficially own the shares held by Royce. Royce reported sole voting and sole dispositive power with respect to all of the reported shares.

(10) The information is based on a report on Schedule 13G, dated February 6, 1998, filed by Dimensional Fund Advisors Inc., a registered investment advisor ("Dimensional") with the Securities and Exchange Commission. Dimensional reported sole voting power with respect to 352,500 of the shares and sole dispositive power with respect to all of the reported shares. Dimensional disclaims beneficial ownership of all of the reported shares, which are owned by advisory clients of Dimensional.

(11) Includes options to acquire 58,333 Class A Shares, which options are exercisable within 60 days.

(12) Includes options to acquire 58,666 Class A Shares, which options are exercisable within 60 days.

(13) Includes options to acquire 37,966 Class A Shares, which options are exercisable within 60 days.

(14) Includes options to acquire 17,057 Class A Shares, which options are exercisable within 60 days.

(15) Includes options to acquire 194,079 Class A Shares for all officers and directors as a group, which options are exercisable within 60 days.

     At November 1, 1998, the Johnson Family beneficially owned 3,133,536 Class A Shares, or approximately 45.6% of the outstanding Class A Shares, and 1,168,366 Class B Shares, or approximately 95.5% of the outstanding Class B Shares.

                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors is responsible for all compensation and benefits provided to the Company's Chief Executive Officer, other executive officers and key employees, excluding equity-based compensation. All equity-based compensation decisions are made by the Stock Committee of the Board of Directors, which is comprised of two members of the Compensation Committee. Set forth below are tables and a report explaining the rationale underlying fundamental executive compensation decisions affecting the Company's executive officers, including the executive officers named in the Summary Compensation Table (the "Named Executive Officers").

OVERALL COMPENSATION PHILOSOPHY

     The Company's program is designed to align compensation with Company performance, business strategy, Company values and management initiatives. The Company's overall compensation objectives will provide a competitive total compensation program designed to attract and retain high quality individuals and maintain a performance oriented culture that fosters increased shareholder value. The compensation policy is:

     - Base salaries will be targeted at the competitive average, based on a review of the appropriate labor markets.

     - Incentive plans will be targeted above the competitive average with no cap on potential and will be widely used so that employees participate based on relevant Company, team and individual performance.

     - All compensation programs will be designed to add shareholder value.

     The Company has developed an overall compensation strategy and specific compensation plans that tie a significant portion of executive compensation to the Company's success in meeting specified financial goals and the executive's success in meeting specific performance goals. As an executive's level of responsibility increases, a greater portion of total compensation is based on performance-based incentive compensation and less on salary and employee benefits, creating the potential for greater variability in the individual's compensation level from year to year. The mix, level and structure of performance-based incentive elements reflect market industry practices as well as the executive's role and relative impact on business results.

     The Compensation Committee continually monitors the operation of the Company's executive compensation program. This monitoring includes a bi-annual report from independent compensation consultants assessing the effectiveness of the Company's compensation program by comparing the Company's executive compensation to a group of public corporations in the recreation and sporting goods industry and certain leading manufacturing companies located in Wisconsin (the "Comparator Group"). The Comparator Group used for compensation analysis includes, but is not limited to, companies in the peer group established to compare shareholder returns. The Compensation Committee reviews the selection of companies used for this analysis and believes that these companies represent the Company's most direct competitors for executive talent.

     The Compensation Committee determines the compensation of the Chief Executive Officer and sets policies for, reviews and approves the recommendations of management (subject to such adjustments as may be deemed appropriate by the Committee) with respect to the compensation awarded to other executive officers and other key employees (including the other Named Executive Officers).

     The key elements of the Company's executive compensation program consist of base salary, annual bonus and long-term stock incentives. Senior executive compensation packages are increasingly weighted toward programs contingent upon the Company's performance. As a result, actual compensation levels of senior executives in any particular year may vary within the range of compensation levels of the competitive marketplace based on the Company's actual performance and its prior year's financial results. Although the Compensation Committee believes strongly in offering compensation opportunities competitive with those of comparable members in the Company's industry, the most important considerations in setting annual compensation are Company performance and individual contributions. A general description of the elements of the Company's compensation package, including the basis for the compensation awarded to the Company's Chief Executive Officer for 1998, follows.

BASE SALARY

     Base salaries are initially determined by evaluating the responsibilities of the position, the experience of the individual and the salaries for comparable positions in the competitive marketplace. Base salary levels for the Company's executive officers are generally positioned to be competitive with comparable positions in the Comparator Group. The Compensation Committee annually reviews each executive officer's base salary. In determining salary adjustments for executive officers, the Committee considers various factors, including the individual's performance and contribution, the average percentage pay level for similar positions and the Company's performance. In the case of executive officers with responsibility for a particular business unit, such unit's financial results are also considered. The Compensation Committee, where appropriate, also considers nonfinancial performance measures such as improvements in product quality, manufacturing efficiency gains and the enhancement of relations with Company customers and employees. The Compensation Committee exercises discretion in setting base salaries within the guidelines discussed above.

     Effective January 1, 1998, Mr. Whitaker's annualized base salary was increased from $340,000 to $360,000 to reflect the Compensation Committee's assessment of the factors listed above.

BONUS PROGRAM

     The Compensation Committee recognizes the importance of aligning executive compensation with the interests of the shareholders and believes that improvement in economic value provides the best measure of shareholder returns. Accordingly, effective for 1997, the Board of Directors adopted the Johnson Worldwide Associates Economic Value Added Bonus Plan ("EVA Plan"). The EVA Plan provides for bonus awards based solely on improvements in the Economic Value Added ("EVA") of the Company. EVA(R)(1) is a measure of after tax operating profit after the deduction of all costs, including the cost of the Company's capital. The EVA Plan is based on three key concepts: (1) a target bonus, (2) expected improvement in EVA, and (3) a bonus bank. The EVA bonus eligible to be earned is equal to the sum of the target bonus plus (or minus) the improvement (or deterioration) from the targeted amount of EVA.

     The Company's executive officers are included in the EVA Plan. Target bonuses ranging from 40% to 70% of an executive's base salary are established by the Compensation Committee for each executive officer at the beginning of the year. Target award opportunities are competitive with industry practices. The EVA Plan includes approximately 100 participants.

---------------

(1) EVA is a registered trademark of Stern Stewart & Co.

     The expected improvement in EVA is used to determine the targeted level of EVA and is determined by an objective review of the past performance of the Company, taking into account the goal of achievement of a substantial improvement in EVA over a multiple year period. Such review is conducted by independent compensation consultants expert in the concepts of EVA. The annual amount of expected improvement in EVA is fixed. This approach results in the need to achieve increasingly higher EVA levels each year to maintain the same level of incentive compensation. To ensure that the EVA Plan provides strong incentives for management to annually increase shareholder value and does not reward poor performance by reducing performance standards or penalize superior performance by raising performance standards, it is the intention of the Compensation Committee that there will be no recalibration of the expected EVA improvement for a period of at least three years, beginning with 1997.

     The bonus eligible to be earned is credited to a bonus bank ("Bank"). The maximum amount that may be withdrawn from the Bank in any year is equal to the amount of the target bonus for that year plus one third of the balance of the Bank in excess of the target bonus. Accordingly, the balance in the Bank is "at risk." No bonus is paid when the balance in the Bank is negative. Negative Bank balances are carried forward and are offset against future bonuses earned. There is no cap on the amount of bonus that can be earned for achievement of superior levels of EVA improvement, nor is there a floor on the amount of negative bonus credited to the Bank if EVA declines. Bank balances vest only in the event of death, retirement or involuntary termination. The concept of a Bank is utilized to encourage long-term thinking with regard to the operation of the Company.

     The Compensation Committee retains the final authority to approve individual bonuses and may, at its sole discretion, reduce or eliminate bonuses determined under the EVA Plan formula.

     The Company's performance improved in 1998. The Company's EVA improvement was $4 million (a 110 basis point improvement in after-tax return on EVA capital), versus an expected improvement of $6.3 million, resulting in a bonus multiple of 47% of base salary, or $167,000 for the Chief Executive Officer. This performance is reflected in the Company's 1998 operating profit, which improved to $20.1 million (excluding nonrecurring charges) from $12.3 million in the prior year. The Company also improved its utilization of working capital, which is reflected in the reduction of gross inventories from $88.9 million in 1997 to $82.5 million in 1998.

LONG-TERM STOCK INCENTIVES

     Long-term stock incentives are designed to encourage and create significant ownership of Company stock by key executives, thereby promoting a close identity of interests between the Company's management and its shareholders. Another objective of long-term stock incentives is to encourage and reward executives for long-term strategic management and the enhancement of shareholder value. The Company's equity-based award practices are designed to be competitive with those offered by other recreation and sporting goods companies and other leading manufacturing companies in Wisconsin. To this end, the Stock Committee considers recommendations from the Company's independent compensation consultants in determining the level of equity-based awards. The Company currently grants two forms of long-term stock incentives: stock options and, on a more selective basis, restricted stock.

     Stock Options. Under the Company's 1986 Stock Option Plan and the 1994 Long-Term Stock Incentive Plan, nonqualified stock options have been the primary form of long-term incentive compensation. Options typically are granted annually, with the size of grants varying based on several factors, including the executive's level of responsibility and past contributions to the Company as well as the practices of peer companies. Consideration is also given to a person's potential for future responsibility and promotion. The number of shares covered by grants generally reflects competitive industry practices. Stock options are granted with an exercise price equal to the market price of the common stock on the date of grant. Stock options granted in 1998 vest ratably over a three year period. Vesting schedules are designed to encourage the creation of shareholder value over the long-term since the full benefit of the compensation package cannot be realized unless stock price appreciation occurs over a number of years.

     Stock option grants in 1998 reflect the considerations discussed above. On December 18, 1997, Mr. Whitaker received options to purchase 25,000 shares at an exercise price of $16.875 per share.

     Restricted Stock. The Company has a Restricted Stock Plan, which was adopted in 1986. The 1994 Long-Term Stock Incentive Plan also allows for the issuance of restricted stock. Under these plans, grants are made on a highly selective basis to executive officers. From time to time, current executives may receive grants of restricted stock to recognize corporate successes and individual contributions. The Stock Committee decides appropriate award amounts based on the circumstances of the situation (for example, in the case of a new hire, the level of the position to be filled and the qualifications of the executive sought to fill that role).

     No restricted stock grants were issued in 1998.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

     It is anticipated that all 1998 compensation to executives will be fully deductible under Section 162(m) of the Internal Revenue Code and therefore the Compensation Committee determined that a policy with respect to qualifying compensation paid to executive officers for deductibility is not necessary.

COMPENSATION COMMITTEE

     Thomas F. Pyle, Jr. (Chairman)
     Gregory E. Lawton
     Glenn N. Rupp

SUMMARY COMPENSATION INFORMATION

     The following table sets forth certain information concerning compensation paid for the last three fiscal years to the Chief Executive Officer and each of the Company's executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                                                                     COMPENSATION
                                                                                -----------------------
                                             ANNUAL COMPENSATION                             SECURITIES
                                 --------------------------------------------   RESTRICTED   UNDERLYING
                                                               OTHER ANNUAL       STOCK        STOCK         ALL OTHER
NAME AND PRINCIPAL POSITION(S)   YEAR    SALARY    BONUS(4)   COMPENSATION(5)   AWARDS(6)     OPTIONS     COMPENSATION(7)
------------------------------   ----    ------    --------   ---------------   ----------   ----------   ---------------
R. C. Whitaker.................  1998   $355,000   $167,000         $--          $    --       25,000        $ 44,200
President and Chief Executive    1997    323,400    206,600          --           32,700       75,000         160,900
Officer(1)                       1996         --         --          --               --           --              --
Carl G. Schmidt................  1998    212,300     78,400          --               --       15,000          23,600
Senior Vice President and Chief  1997    190,300    108,900          --               --       25,000          16,900
Financial Officer, Secretary     1996    181,800         --          --               --       12,000          16,900
and Treasurer(2)
Mamdouh Ashour.................  1998    250,000     39,300          --               --       15,000         109,500
Group Vice President and         1997    233,300     92,100          --               --        7,000         151,500
President -- Worldwide           1996    172,500         --          --               --        5,000         175,200
Diving(3)

FOOTNOTES TO SUMMARY COMPENSATION TABLE

(1) Mr. Whitaker has been President and Chief Executive Officer since October 1996.

(2) Mr. Schmidt has been Senior Vice President and Chief Financial Officer, Secretary and Treasurer since May 1995. From July 1994 to May 1995 he served as Vice President, Chief Financial Officer, Secretary and Treasurer.

(3) Mr. Ashour has been a Group Vice President of the Company since October 1997 and President -- Worldwide Diving since August 1996. From 1994 to August 1996, he served as President of Scubapro Europe.

(4) The amounts in the table for the year ended October 2, 1998 consist of amounts accrued under the EVA Plan.

(5) The amounts are less than the lesser of $50,000 or 10% of total annual salary and bonus.

(6) The amounts in the table reflect the market value on the date of grant (net of any consideration paid by the named executive officer) of restricted shares of Class A common stock awarded under the 1994 Long-Term Stock Incentive Plan. The number of restricted (unvested) shares held by the named executive officers and the market value of such shares (net of any consideration paid by the named executive officers) as of October 2, 1998 were as follows: Mr. Whitaker 1,667 shares ($14,100). Mr. Whitaker received an award of 2,500 shares of restricted stock on January 1, 1997. One-third of the shares awarded to Mr. Whitaker vest on each successive anniversary of the date of award. Holders of restricted shares are entitled to receive dividends, if any, on such shares.

(7) The amounts in the table for the year ended October 2, 1998 consist of the following:

     (a) $12,800 to be credited for qualified retirement contributions for Messrs. Whitaker, Schmidt and Ashour.

     (b) Company matching contributions to the executives' 401(k) plan accounts during the year ended October 2, 1998 of $5,000 for Messrs. Whitaker and Ashour and $5,200 for Mr. Schmidt.

     (c) Company contributions to the executives' non-qualified plan accounts during the year ended October 2, 1998 of $26,400 for Mr. Whitaker, $5,600 for Mr. Schmidt and $9,700 for Mr. Ashour.

     (d) $82,000 paid to Mr. Ashour for expatriate cost of living and income tax allowances.

STOCK-BASED COMPENSATION

     The following table provides details regarding stock options granted to the Named Executive Officers in fiscal 1998 under the Johnson Worldwide Associates, Inc. 1994 Long-Term Stock Incentive Plan. In addition, this table shows hypothetical gains that would exist for the respective options granted to the Named Executive Officers. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term.

                          OPTION GRANTS IN FISCAL 1998

                                                                                           POTENTIAL REALIZABLE VALUES
                            NUMBER OF                                                        AT ASSUMED ANNUAL RATES
                            SECURITIES       % OF TOTAL                                    OF STOCK PRICE APPRECIATION
                            UNDERLYING     OPTIONS GRANTED    EXERCISE OR                        FOR OPTION TERM
                             OPTIONS       TO EMPLOYEES IN    BASE PRICE     EXPIRATION    ---------------------------
                             GRANTED         FISCAL YEAR       ($/SHARE)        DATE           5%              10%
                            ----------     ---------------    -----------    ----------        --              ---
R. C. Whitaker...........     25,000(1)          10%            $16.875       12/18/07      $265,300         $672,400
Carl G. Schmidt..........     15,000(1)           6              16.875       12/18/07       159,200          403,400
Mamdouh Ashour...........     15,000(1)           6              16.875       12/18/07       159,200          403,400

---------------
(1) One-third of the options vest and become exercisable each successive year after grant, commencing December 18, 1998.

     The following table shows stock option exercises by the Named Executive Officers during fiscal 1998. In addition, this table includes the number of shares remaining covered by both "exercisable" (i.e., vested) and "unexercisable" (i.e., unvested) stock options as of October 2, 1998. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the October 2, 1998 closing price of the Class A common stock of $8.50.

                 AGGREGATE OPTION EXERCISES IN FISCAL 1998 AND
                       FISCAL 1998 YEAR-END OPTION VALUES

                                                               NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                                                OPTIONS AT 10/2/98                AT 10/2/98
                               SHARES ACQUIRED    VALUE     ---------------------------   ---------------------------
NAME                             ON EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                           ---------------   --------   -----------   -------------   -----------   -------------
R. C. Whitaker...............          --          $ --       25,000         75,000           $--            $--
Carl G. Schmidt..............          --            --       41,333         35,667            --             --
Mamdouh Ashour...............       1,300           500       28,966         21,334            --             --

TOTAL SHAREHOLDER RETURN

     The graph below compares on a cumulative basis the yearly percentage change since October 1, 1993 in (a) the total return to shareholders on the Class A common stock with (b) the total return on the Nasdaq Stock Market-U.S. Index and
(c) the total return on a self-constructed peer group index. The peer group consists of the Company, K2, Inc., Brunswick Corporation, The Coleman Company, Inc. and Huffy Corporation. The graph assumes $100 was invested on October 1, 1993 in Class A common stock, the Nasdaq Stock Market-U.S. Index and the peer group index.

                                  [LINE GRAPH]

                                         10/1/93   9/30/94   9/29/95   9/27/96   10/3/97    10/2/98
                                         -------   -------   -------   -------   -------    -------
Johnson Worldwide Associates...........  $100.00   $123.30   $111.60   $ 66.30   $ 79.10    $ 39.50
Peer Group.............................   100.00    128.40    131.80    143.60    193.30      90.00
Nasdaq Stock Market-U.S. ..............   100.00    100.90    139.30    165.80    231.20     221.10

              AMENDMENTS TO THE JOHNSON WORLDWIDE ASSOCIATES, INC.
                      1994 LONG-TERM STOCK INCENTIVE PLAN

GENERAL

     The Board of Directors has unanimously adopted, subject to approval by the shareholders at the Annual Meeting, amendments to the Johnson Worldwide Associates, Inc. 1994 Long-Term Stock Incentive Plan (the "1994 Plan") which (i) increase from 650,000 to 900,000 the maximum number of shares issuable under the 1994 Plan, and (ii) change the period for the individual limit on share awards from the term of the 1994 Plan to a fiscal year of the Company. The two amendments will be considered and voted upon as separate proposals at the Annual Meeting.

     The 1994 Plan authorizes the granting to key employees of: (a) stock options, which may be either incentive stock options meeting the requirements of
Section 422 of the Internal Revenue Code ("ISOs") or non-qualified stock options; (b) stock appreciation rights ("SARs"); and (c) stock awards that give a participant the right to receive a specified number of shares or a cash equivalent payment. Of the 650,000 shares currently authorized for issuance under the 1994 Plan, approximately 166,000 shares are presently available for awards. In addition, currently no more than 100,000 shares can be issued to any one participant under the 1994 Plan.

PURPOSE

     The purpose of the amendments is to make additional shares available for issuance under the 1994 Plan on both an aggregate and individual basis in order to enhance the Company's ability to continue to attract and retain key employees who will make substantial contributions to the Company's long-term business growth and to provide incentives to such employees which are more directly linked to the profitability of the Company's businesses and increases in shareholder value. In addition, the 1994 Plan is designed to encourage and provide opportunities for stock ownership by such employees which will increase their proprietary interest in the Company and, consequently, their identification with the interests of the shareholders of the Company. The Board of Directors believes that approval of the proposed amendments will promote continuity of management and increase incentive and personal interest in the welfare of the Company by those who are primarily responsible for shaping and carrying out the long-range plans of the Company.

     The 1994 Plan was initially approved by the Board of Directors on December 10, 1993 and was approved by the shareholders on January 27, 1994. The Board of Directors approved the proposed amendments to the 1994 Plan on October 12, 1998. As a related matter, the Board of Directors amended the 1994 Plan to extend its term from five to ten years, which action did not require shareholder approval.

ADMINISTRATION

     The 1994 Plan is required to be administered by a committee of the Board of Directors (the "Committee") consisting of not less than two directors who are "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). The Stock Committee currently administers the 1994 Plan. All references to the "Committee" administering the 1994 Plan are to the Stock Committee. The Committee has the authority to establish rules for the administration of the 1994 Plan; to select the employees of the Company and its affiliates to whom awards will be granted; to determine the types of awards to be granted and the number of shares covered by such awards; to set the terms and conditions of such awards; and to cancel, suspend and amend awards granted to key employees to the extent authorized under the 1994 Plan.

SHARE LIMITS

     The 1994 Plan currently reserves 650,000 shares of Class A common stock for issuance under the 1994 Plan, subject to appropriate adjustments in the event of payment of stock dividends or changes in the common stock by reason of a stock split, reorganization, recapitalization, merger, consolidation or similar event. The proposed amendment reserves 250,000 additional shares of Class A common stock for issuance under the 1994 Plan. The 1994 Plan currently limits to 100,000 the maximum number of shares that may be issued to any one participant during the term of the Plan. If the proposed amendments are approved, no more than 100,000 shares could be issued to any one participant during any single fiscal year of the Company.

TERMS OF AWARDS

     Participants. Any key employee of the Company or any affiliate, including any executive officer or employee director of the Company, is eligible to receive awards under the 1994 Plan. In addition, consultants and advisors to the Company are eligible to receive nonqualified stock options under the 1994 Plan. Approximately 30 employees currently participate in the 1994 Plan.

     Options. The exercise price per share of Class A common stock subject to an option granted under the 1994 Plan is determined by the Committee, provided that the exercise price may not be less than 100% of the fair market value of a share of Class A common stock on the date of grant. On November 16, 1998, the last reported sales price per share of the Class A common stock on The Nasdaq Stock Market(R) was $9.50. The term of an option granted under the 1994 Plan is determined by the Committee, but cannot exceed ten years. Options granted under the 1994 Plan become exercisable in such manner and within such period or periods and in such installments or otherwise as determined by the Committee. Options may be exercised by payment in full of the exercise price, either in cash or (at the discretion of the Committee) in whole or in part by tendering shares of Class A common stock or other consideration having a fair market value on the date of exercise equal to the option exercise price. All ISOs granted under the 1994 Plan are required to comply with all other terms of Section 422 of the Internal Revenue Code.

     SARs. SARs granted under the 1994 Plan give the holder a right to receive, upon exercise, the excess of (a) the fair market value of one share of Class A common stock on the date of exercise over (b) the grant price of the SAR as specified by the Committee. The grant price of a SAR under the 1994 Plan cannot be less than the fair market value of a share of Class A common stock on the date of grant or, if the Committee so determines, in the case of any SAR granted in tandem with or in substitution for another award granted under the 1994 Plan, on the date of grant of such other award. The grant price, term, methods of exercise, methods of settlement (including whether the holder of a SAR will be paid in cash, shares of Class A common stock or other consideration), and any other terms and conditions of any SAR granted under the 1994 Plan are determined by the Committee.

     Stock Awards. A stock award gives the holder the right to receive a specified number of shares of Class A common stock or a cash equivalent payment or a combination thereof, subject to the terms and conditions of the award, which may include forfeitability contingencies based on continued employment with the Company or on meeting specified performance criteria or both.

     The Committee determines the terms and conditions of an award including any restriction or performance period, any performance goals or targets, the proportion of payments, if any, to be made for performance at specified performance levels and the restrictions, if any, applicable to any shares received upon payment. A stock award may be in the form of shares or share units. The Committee may at any time adjust performance goals (up or down) and minimum or full performance levels (and any intermediate levels and proportion of payments related thereto), adjust the manner in which performance goals are measured, or shorten any performance period or waive in whole or in part any or all remaining restrictions with respect to shares subject to restrictions, if the Committee determines that conditions so warrant.

ADJUSTMENTS

     In the event of any stock dividend or other distribution, stock split, merger, consolidation, spin-off or exchange of shares of Class A common stock subject to the 1994 Plan or any other change affecting the Class A common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 1994 Plan, then the Committee generally has the authority, in such manner as it deems equitable, to adjust (1) the number and type of shares of stock that may be issued under the 1994 Plan, (2) the number and type of shares of stock subject to outstanding awards, and (3) the grant, purchase or exercise price with respect to any award.

LIMITS ON TRANSFERABILITY

     No award granted under the 1994 Plan may be assigned, sold, transferred or encumbered by any participant, otherwise than by will, by designation of a beneficiary, or by the laws of descent and distribution.

AMENDMENT AND TERMINATION

     The Board of Directors may amend, suspend or terminate the 1994 Plan at any time, except that no such action may (unless otherwise provided in the 1994
Plan) adversely affect any award granted and then outstanding without the approval of the respective participant. In addition, no action of the Board of Directors may, without approval of the Company's shareholders, increase the total number of shares of Class A common stock available for awards under the 1994 Plan (except pursuant to the adjustment provisions provided in the 1994
Plan). No awards may be granted pursuant to the 1994 Plan after January 27, 2004.

WITHHOLDING

     The Company has the right to reduce the number of shares or amount of cash payable under an award by the amount necessary to satisfy any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount or to take such other actions as may be necessary to satisfy any such withholding obligations. The Committee may require or permit withholding obligations arising with respect to awards under the 1994 Plan to be settled with shares of Class A common stock, including shares of Class A common stock that are part of, or are received upon exercise of, the award that gives rise to the withholding requirement. The obligations of the Company under the 1994 Plan are conditional on such payment or arrangements, and the Company and any affiliate, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the key employee. The Committee may establish such procedures as it deems appropriate for the settling of withholding obligations with shares of Class A common stock.

CHANGE IN CONTROL

     In order to preserve a participant's rights under an award in the event of a Change in Control (as defined below) of the Company, the Committee in its discretion may, at the time an award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or realization of the award; (ii) provide for the purchase of the award upon the participant's request for an amount of cash or other property that could have been received upon the exercise or realization of the award had the award been currently exercisable or payable; (iii) adjust the terms of the award; (iv) cause the award to be assumed, or new rights substituted therefor, by another entity; or (v) make such other provision as the Committee may consider equitable and in the best interests of the Company. For purposes of the 1994 Plan, a Change in Control will be deemed to have occurred if the Johnson Family at any time fails to own stock of the Company having, in the aggregate, votes sufficient to elect at least a fifty-one percent (51%) majority of the directors of the Company.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     Stock Options. The grant of a stock option under the 1994 Plan creates no income tax consequences to the employee or the Company. An employee who is granted a non-qualified stock option generally recognizes ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Class A common stock at such time over the exercise price. The Company is entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the employee. A subsequent disposition of the Class A common stock gives rise to capital gain or loss to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the Class A common stock on the date of exercise. This capital gain or loss is a long-term capital gain or loss if the Class A common stock had been held for more than the required holding period for income tax purposes from the date of exercise.

     In general if an employee holds the shares of Class A common stock acquired pursuant to the exercise of an ISO for at least two years from the date of grant and one year from the date of exercise, the employee recognizes no income or gain as a result of exercise (except that the alternative minimum tax may apply). Any gain or loss realized by the employee on the disposition of the Class A common stock is treated as a long-term capital gain or loss. No deduction is allowed to the Company. If either of these holding period requirements is not satisfied, the employee recognizes ordinary income at the time of the disposition equal to the lesser of (i) the gain realized on the disposition or (ii) the difference between the exercise price and the fair market value of the shares of Class A common stock on the date of exercise. The Company is entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the employee. Any additional gain realized by the employee over the fair market value at the time of exercise is treated as a capital gain. This capital gain is a long-term capital gain if the Class A common stock had been held for more than the required holding period for income tax purposes from the date of exercise.

     Stock Appreciation Rights. The grant of a SAR creates no income tax consequences for the employee or the Company. Upon exercise of a SAR, the employee recognizes ordinary income equal to the amount of any cash and the fair market value of any shares of Class A common stock or other property received, except that if the employee receives an option, shares of restricted stock, performance shares or performance units upon exercise of a SAR, recognition of income may be deferred in accordance with the rules applicable to such other awards. The Company is entitled to a deduction in the same amount and at the same time as income is recognized by the employee.

     Stock Awards. If a stock award is granted in the form of restricted stock, the employee does not recognize income upon award unless the election described below is made. However, an individual who has not made such an election recognizes ordinary income at the end of the applicable restriction period in an amount equal to the fair market value of the restricted stock at such time. The Company is entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the end of the applicable restriction period results in capital gain or loss (long-term or short-term depending on the length of time the restricted stock is held after the end of the applicable restriction period). Dividends paid in cash and received by a participant prior to the end of the applicable restriction period constitutes ordinary income to the participant in the year paid. The Company is entitled to a corresponding deduction for such dividends. Any dividends paid in stock are treated as an award of additional restricted stock subject to the tax treatment described herein.

     An employee may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award. The Company is entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the election is made, any cash dividends received with respect to the restricted stock are treated as dividend income to the participant in the year of payment and are not deductible by the Company. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) results in capital gain or loss (long-term or short-term depending on the holding period). If the participant who has made an election subsequently forfeits the restricted stock, the participant is not entitled to deduct any loss. In addition, the Company is then required to include as ordinary income the amount of the deduction it originally claimed with respect to such shares.

     For stock awards granted in the form of performance units or performance shares, the grant creates no income tax consequences for the employee or the Company. Upon the receipt of cash, shares of Class A common stock or other property at the end of the applicable performance period, the employee recognizes ordinary income equal to the amount of any cash and the fair market value of any shares or other property received, except that if the employee receives an option, shares of restricted stock or SARs in payment of performance shares or performance units, recognition of income may be deferred in accordance with the rules applicable to such other awards. The Company is entitled to a deduction in the same amount and at the same time as income is recognized by the employee.

AWARDS

     The Company cannot now determine the number of options, SARs and stock awards to be issued in the future to employees under the 1994 Plan. Such determinations are made from time to time by the Committee. Option grants made during 1998 to all current executive officers under the 1994 Plan are set out in the table entitled "Option Grants in Fiscal 1998," all of which are subject to deferred conditional vesting. An aggregate of 182,000 options were granted under the 1994 Plan in 1998 to all other participants, all of which are subject to deferred conditional vesting. All options were granted at exercise prices ranging from $15.50 to $23.00 per share. No stock awards or SARs were granted under the 1994 Plan during 1998.

VOTE REQUIRED

     The affirmative vote of a majority of the votes represented and voted at the Annual Meeting (assuming a quorum is present) is required to approve the proposed amendments to the 1994 Plan. Any shares not voted at the Annual Meeting (whether by broker non-votes or otherwise, except abstentions), will have no impact on the vote. Shares as to which holders abstain from voting will be treated as votes against the proposal.

     The Board of Directors recommends a vote "FOR" each of the proposed amendments to the 1994 Plan. The shares represented by the proxies received will be voted FOR approval of the proposed amendments, unless a vote against such approval or to abstain from voting is specifically indicated on the proxy.

              AMENDMENT TO THE JOHNSON WORLDWIDE ASSOCIATES, INC.
                1994 NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP PLAN

GENERAL

     The proposed amendment to the Johnson Worldwide Associates, Inc. 1994 Non-Employee Director Stock Ownership Plan (the "1994 Director Plan") would increase the number of shares reserved for issuance under the 1994 Director Plan from 50,000 to 100,000.

     The 1994 Director Plan was originally adopted by the Board of Directors on December 10, 1993 and approved by the shareholders on January 27, 1994. An amendment to permit certain transfers of options was adopted by the Board of Directors on July 16, 1997. The Board of Directors approved the proposed amendment to the 1994 Director Plan on October 12, 1998, subject to shareholder approval.

     The 1994 Director Plan provides for the granting of nonqualified stock options and restricted stock to non-employee directors of the Company. Of the 50,000 shares currently authorized for issuance under the 1994 Director Plan, approximately 3,500 shares are available for grants of options and restricted stock.

PURPOSE

     The purpose of the amendment is to make additional shares available for issuance under the 1994 Director Plan as a means to promote the long-term growth and financial success of the Company by attracting and retaining non-employee directors of outstanding ability and assisting the Company in promoting a greater identity of interest between the Company's non-employee directors and its shareholders.

ADMINISTRATION

     Each non-employee director automatically receives grants of specified awards under the 1994 Director Plan. Accordingly, the 1994 Director Plan is intended to be self-governing. Any questions of interpretation are resolved by the Board of Directors.

STOCK SUBJECT TO PLAN

     The 1994 Director Plan currently reserves 50,000 shares of Class A common stock for issuance, subject to appropriate adjustments in the event of payment of stock dividends or changes in the common stock by reason of a stock split, reorganization, recapitalization, merger, consolidation or similar event. The proposed amendment reserves 50,000 additional shares of Class A common stock for issuance under the 1994 Director Plan.

TERMS OF AWARDS

     Participants. Each director of the Company who is not also an employee of the Company automatically participates in the 1994 Director Plan. The Company currently has five directors entitled to receive awards under the 1994 Director Plan.

     Stock Options. Upon first being elected or appointed as a director of the Company, a non-employee director automatically receives an option to purchase 5,000 shares of Class A common stock. The exercise price for such options is the fair market value of a share of Class A common stock on the date of grant. On November 16, 1998, the last reported sales price per share of the Class A common stock on The Nasdaq

Stock Market(R) was $9.50. Options have a term of ten years and become fully exercisable one year after the date of grant.

     Options may be exercised by payment in full of the exercise price either in cash, previously acquired shares of Class A common stock or other consideration having a fair market value on the date of exercise equal to the option exercise price. Options may not be transferred other than by will or the laws of descent and distribution, except to the extent permitted by the Board of Directors. The designation of a beneficiary does not constitute a transfer.

     Restricted Stock Awards. On the first business day after the Company's annual meeting of shareholders in each year each non-employee director receives 500 shares of Class A common stock. Shares of Class A common stock granted to a non-employee director cannot be sold or otherwise transferred while the non-employee director serves on the Board of Directors and thereafter the restrictions will lapse. However, a non-employee director may transfer the shares to any trust or other estate in which the director has a substantial interest or a trust of which the director serves as trustee and to his or her spouse and certain other related persons, provided the shares continue to be subject to the transfer restrictions described above.

ADJUSTMENTS

     In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spinoff, recapitalization or other distribution affecting the Class A common stock such that an adjustment is determined by the Board of Directors to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board of Directors may, in such manner as it deems equitable, adjust any or all of (i) the number and type of shares that may be issued under the 1994 Director Plan, and (ii) the number and type and exercise price of shares subject to outstanding options. Adjustments will be made only as necessary, with respect to options, to maintain the proportionate interest of the option holder and preserve, without exceeding the value of such option and, with respect to stock awards subject to grant, to maintain the relative proportionate interest represented by such shares immediately prior to any such event.

AMENDMENT AND TERMINATION

     The Board of Directors may amend, suspend or terminate the 1994 Director Plan at any time, except that no such action may adversely affect any outstanding award without the approval of the participant. The 1994 Director Plan further provides that the provisions governing the granting of awards may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, or the rules promulgated thereunder. No award can be made under the 1994 Director Plan after January 27, 2004.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     Stock Options. The grant of a stock option under the 1994 Director Plan creates no income tax consequences to the non-employee director or the Company. A non-employee director generally recognizes ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Class A common stock at such time over the exercise price. The Company is entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the non-employee director. A subsequent disposition of the Class A common stock gives rise to capital gain or loss to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the Class A common stock on the date of exercise. This capital gain or loss is a long-term capital gain or loss if the Class A common stock had been held for more than the required holding period for income tax purposes from the date of exercise.

     Stock Awards. A non-employee director recognizes ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award. The Company is entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any cash dividends received with respect to the restricted stock are treated as dividend income to the participant in the year of payment and are not deductible by the Company. Any otherwise taxable disposition of the restricted stock results in capital gain or loss (long-term or short-term depending on the holding period).

     Messrs. Johnson, Lawton, Pyle and Rupp and Ms. Johnson-Leipold each received 500 shares of Class A common stock under the 1994 Director Plan on January 29, 1998, the first business day after the Company's 1998 annual meeting. There were no options granted under the 1994 Director Plan in 1998.

VOTE REQUIRED

     The affirmative vote of a majority of the votes represented and voted at the Annual Meeting (assuming a quorum is present) is required to approve the proposed amendment to the 1994 Director Plan. Any shares not voted at the Annual Meeting (whether by broker non-votes or otherwise, except abstentions), will have no impact on the vote. Shares as to which holders abstain from voting will be treated as votes against the proposal.

     The Board of Directors recommends a vote "FOR" the proposed amendment to the 1994 Director Plan. The shares represented by the proxies received will be voted FOR approval of the proposed amendment, unless a vote against such approval or to abstain from voting is specifically indicated on the proxy.

                              CERTAIN TRANSACTIONS

     The Company purchases certain services from S.C. Johnson & Son, Inc. and other organizations controlled by Samuel C. Johnson, a director of the Company, and the Johnson Family (including Helen P. Johnson-Leipold, a director of the Company), including consulting and administrative services. The Company believes that the amounts paid to these organizations are no greater than the fair market value of the services. The total amount incurred by the Company for the foregoing services during the year ended October 2, 1998 was approximately $248,000.

                              INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP ("KPMG") served as the independent auditors for the purpose of auditing the consolidated financial statements of the Company for the year ended October 2, 1998. Representatives of KPMG will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and to respond to appropriate questions. The Board of Directors will not choose independent public accountants for the purpose of auditing the consolidated financial statements of the Company for the year ending October 1, 1999 until after the 1999 Annual Meeting of Shareholders.

                             SHAREHOLDER PROPOSALS

     All shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8"), for presentation at the 2000 Annual Meeting of Shareholders must be received at the offices of the Company, 1326 Willow Road, Sturtevant, Wisconsin 53177 by August 23, 1999 for inclusion in the proxy statement and form of proxy relating to the meeting. In addition, a shareholder who otherwise intends to present business at the 2000 Annual Meeting of Shareholders must comply with the requirements set forth in the Company's Bylaws. Among other things, to bring business before an annual meeting, a shareholder must give written notice thereof, complying with the Bylaws, to the Secretary of the Company not more than 90 days prior to the date of such annual meeting and not less than the close of business on the later of (i) the 60th day prior to such annual meeting and (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. Under the Bylaws, if the Company does not receive notice of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 (i.e., proposals shareholders intend to present at the 2000 Annual Meeting of Shareholders but do not intend to have included in the Company's proxy statement and form of proxy for such meeting) prior to the close of business on November 27, 1999 (assuming a January 26, 2000 meeting date), then the notice will be considered untimely and the Company will not be required to present such proposal at the 2000 Annual Meeting of Shareholders. If the Board of Directors chooses to present such proposal at the 2000 Annual Meeting of Shareholders, then the persons named in proxies solicited by the Board of Directors for the 2000 Annual Meeting of Shareholders may exercise discretionary voting power with respect to such proposal. The 2000 Annual Meeting of Shareholders is tentatively scheduled to be held on January 26, 2000.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and more than 10% shareholders to file with the Securities and Exchange Commission reports on prescribed forms of their ownership and changes in ownership of Company stock and furnish copies of such forms to the Company. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Form 5 was required to be filed, the Company believes that during the year ended October 2, 1998, all reports required by Section 16(a) to be filed by the Company's officers, directors and more than 10% shareholders were filed on a timely basis, except a Form 4 to report an exempt option exercise was inadvertently filed late on behalf of Raymond F. Farley.

                                 OTHER MATTERS

     The Company has filed an Annual Report on Form 10-K with the Securities and Exchange Commission for the year ended October 2, 1998. This Form 10-K will be bound with the Company's 1998 Annual Report to Shareholders and mailed to each person who is a record or beneficial holder of shares of Class A common stock or Class B common stock on the record date for the Annual Meeting. Other requests for copies of the Form 10-K should be addressed to the Secretary, Johnson Worldwide Associates, Inc., 1326 Willow Road, Sturtevant, Wisconsin 53177 or via the internet to: cschmidt@jwa.com.

     The cost of soliciting proxies will be borne by the Company. The Company expects to solicit proxies primarily by mail. Proxies may also be solicited in person or by telephone by certain officers and employees of the Company. It is not anticipated that anyone will be specially engaged to solicit proxies or that special compensation will be paid for that purpose. The Company will reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold stock of the Company.

     Neither the Board of Directors nor management intends to bring before the Annual Meeting any matters other than those referred to in the Notice of Annual Meeting and this Proxy Statement. In the event that any other matters shall properly come before the Annual Meeting, it is the intention of the persons named in the proxy forms to vote the shares represented by each such proxy in accordance with their judgment on such matters.

                                             By Order of the Board of Directors

                                             CARL G. SCHMIDT
                                             CARL G. SCHMIDT
                                             Senior Vice President and Chief
                                             Financial
                                             Officer, Secretary and Treasurer

                                    APPENDIX

                       JOHNSON WORLDWIDE ASSOCIATES, INC.
                       1994 LONG-TERM STOCK INCENTIVE PLAN

SECTION 1:        PURPOSE

The purpose of the Johnson Worldwide Associates, Inc. 1994 Long-Term Stock Incentive Plan (the "Plan") is to enhance the ability of Johnson Worldwide Associates, Inc. (the "Company") and its Affiliates (as defined below) to attract and retain key employees who will make substantial contributions to the Company's long-term business growth and to provide meaningful incentives to such key employees which are more directly linked to the profitability of the Company's businesses and increases in shareholder value. In addition, the Plan is designed to encourage and provide opportunities for stock ownership by such employees which will increase their proprietary interest in the Company and, consequently, their identification with the interests of the shareholders of the Company.

SECTION 2:        DEFINITIONS

As used in the Plan, the following terms have the respective meanings set forth below:

(a) Affiliate means any entity that, directly or through one or more intermediaries, is controlled by, controls or is under common control with the Company or any entity in which the Company has a significant equity interest as determined by the Committee.

(b) Award means any Stock Option, Stock Appreciation Right or Stock Award granted under the Plan.

(c)      Board means the Board of Directors of the Company.

(d) Code means the Internal Revenue Code of 1986, as amended from time to time.

(e) Committee means a committee of the Board designated by such Board to administer the Plan and composed of not less than two directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the 1934 Act and Section 162(m) under the Code.

(f)      Common Stock means the Class A Common Stock, $.05 par value, of the
         Company.

(g) Company means Johnson Worldwide Associates, Inc., a corporation established under the laws of the State of Wisconsin, and its Affiliates.

(h) Fair Market Value means, with respect to Common Stock, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee; provided, however, that the Fair Market Value shall not be less than the par value of the Common Stock; and provided further, that so long as the Common Stock is traded on a public market, Fair Market Value means the average of the high and low prices of a share of Common Stock in the over-the-counter market on the specified date, as reported by the Nasdaq National Market (or if no sales occurred on such date, the last preceding date on which sales occurred); provided, however, that if the principal market for the Common Stock is then a national securities exchange, the Fair Market Value shall be the average of the high and low prices of a share of Common Stock on the principal securities exchange on which the Common Stock is traded on the specified date (or if no sales occurred on such date, the last preceding date on which sales occurred).

(i) Incentive Stock Option, or ISO, means an option to purchase Shares granted under Section 7(b) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(j) 1934 Act means the Securities Exchange Act of 1934, as amended from time to time.

(k) Nonqualified Stock Option, or NQSO, means an option to purchase Shares granted under Section 7(b) of the Plan that is not intended to meet the requirements of Section 422 of the Code or any successor provision.

(l) Participant means a person selected by the Committee (or its delegate as provided under Section 4) to receive an Award under the Plan.

(m) Reporting Person means an individual who is subject to Section 16 under the 1934 Act or any successor rule.

(n) Rule 16b-3 means Rule 16b-3 as promulgated by the Securities and Exchange Commission under the 1934 Act, or any successor rule or regulation thereto.

(o)      Shares means shares of Common Stock of the Company.

(p) Stock Appreciation Right, or SAR, means any right granted under Section 7(c) of the Plan.

(q)      Stock Award means an award granted under Section 7(d) of the Plan.

(r)      Stock Option means an Incentive Stock Option or a Nonqualified Stock
         Option.

SECTION 3:        EFFECTIVE DATE AND TERM OF PLAN

The Plan shall be effective as of January 27, 1994, subject, however, to the approval of the Plan by the shareholders of the Company. No Awards may be made under the Plan after January 27, 2004, or earlier termination of the Plan by the Board. However, unless otherwise expressly provided in the Plan or in an applicable Award agreement, any Award granted prior to the termination date may extend beyond such date, and, to the extent set forth in the Plan, the authority of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such award, or to waive any conditions or restrictions with respect to any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.

SECTION 4:        ADMINISTRATION

The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to:
(i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards granted to Participants; (iv) determine the terms and conditions of any Award granted to a Participant; (v) determine whether, to what extent, and under what circumstances Awards granted to Participants may be settled or exercised in cash, Shares, other securities, other Awards, or other property or cancelled, forfeited or suspended to the extent permitted in Section 9 of the Plan, and the method or methods by which Awards may be settled, exercised, cancelled, forfeited or suspended; (vi) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (vii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive and binding upon all persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any shareholder and any employee of the Company or of any Affiliate. To the extent permitted by applicable law and the provisions of the Plan, the Committee may delegate to one or more employee members of the Board the power to make Awards to Participants who are not Reporting Persons.

SECTION 5:        ELIGIBILITY

Any Company employee shall be eligible to receive an Award under the Plan. In addition, consultants and advisors to the Company shall be eligible to receive Nonqualified Stock Options under Section 7(b) of the Plan, provided that bona fide services are rendered by such consultants or advisors and such services are not in connection with the offer or sale of securities in a capital-raising transaction.

SECTION 6:        STOCK AVAILABLE FOR AWARDS

(a) Common Shares Available. Subject to adjustment as provided in Section 6(c) below, the maximum number of Shares available for Awards under the Plan shall be 750,000, plus such additional number of Shares not to exceed 150,000 determined by the sum of (i) 2,325 Shares; and (ii) any Shares represented by options outstanding under the Johnson Worldwide Associates, Inc. Amended and Restated 1986 Stock Option Plan that are forfeited, expire or are cancelled without delivery of Shares.

(b) Share Usage Limits. For the period that the Plan is in effect the aggregate number of Shares that shall be granted as Stock Awards and Stock Appreciation Rights shall not exceed 100,000 Shares. Additionally, the aggregate number of Shares that could be awarded to any one Participant of the Plan during any fiscal year of the Company shall not exceed 100,000 Shares.

(c) Adjustments. In the event of any stock dividend, stock split, combination or exchange of Shares, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting Shares, such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of (i) the aggregate number and type of Shares that may be issued under the Plan; (ii) the number and type of Shares covered by each outstanding Award made under the Plan; and (iii) the exercise, base or purchase price per Share for any outstanding Stock Option, Stock Appreciation Right and other Awards granted under the Plan provided that any such actions are consistently and equitably applicable to all affected Participants.

(d) Common Stock Usage. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which any Award relates, are forfeited or if an Award otherwise terminates, expires or is cancelled prior to the delivery of all of the Shares or of other consideration issuable or payable pursuant to such Award and if such forfeiture, termination, expiration or cancellation occurs prior to the payment of dividends or the exercise by the holder of other indicia of ownership of the Shares to which the Award relates, then the number of Shares counted against the number of Shares available under the Plan in connection with the grant of such Award, to the extent of any such forfeiture, termination, expiration or cancellation, shall again be available for granting of additional Awards under the Plan.

(e) Accounting for Awards. The number of Shares covered by an Award under the Plan, or to which such Award relates, shall be counted on the date of grant of such Award against the number of Shares available for granting Awards under the Plan.

SECTION 7:        AWARDS

(a) General. The Committee shall determine the type or types of Award(s) (as set forth below) to be made to each Participant and shall approve the terms and conditions of all such Awards in accordance with Sections 4 and 8 of the Plan. Awards may be granted singularly, in combination, or in tandem such that the settlement of one Award automatically reduces or cancels the other. Awards may also be made in replacement of, as alternatives to, or as form of payment for grants or rights under any other employee compensation plan or arrangement of the Company, including the plans of any acquired entity.

(b) Stock Options. A Stock Option shall confer on a Participant the right to purchase a specified number of Shares from the Company with the terms and conditions as set forth below and with such additional terms and conditions as the Committee shall determine. The Committee shall establish the purchase price per Share under the Stock Option at the time each Stock Option is awarded, provided that the price shall not be less than 100% of the Fair Market Value on the date of award. Stock Options may be in the form of ISOs or NQSOs. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an ISO is awarded to such Participant, the option price shall not be less than 110% of the Fair Market Value at the time such ISO is awarded. The aggregate Fair Market Value at time of grant of the Shares covered by ISOs exercisable by any one optionee in any calendar year shall not exceed $100,000 (or such other limit as may be required by the Code). The term of each Stock Option shall be fixed by the Committee; provided, however, that in no event shall the term of any Stock Option exceed a period of ten years from the date of its grant. A Stock Option shall become exercisable in such manner and within such period or periods and in such installments or otherwise as shall be determined by the Committee. Except as provided below, payment of the exercise price of a Stock Option shall be made at the time of exercise in cash or such other forms as the Committee may approve, including shares valued at their Fair Market Value on the date of exercise, or in a combination of forms. The Committee may also permit Participants to have the option price delivered to the Company by a broker pursuant to an arrangement whereby the Company, upon irrevocable instructions from a Participant, delivers the exercised Shares to the broker.

(c) Stock Appreciation Rights (SARs). An SAR grant shall confer on a Participant the right to receive, upon exercise, an amount determined by multiplying: (i) the positive difference, if any, between the Fair Market Value of a Share on the date of exercise and the base price of the SAR contained in the terms and conditions of the Award by (ii) the number of Shares with respect to which the SAR is exercised. Subject to the terms of the Plan, the grant price, term, methods of exercise, methods of settlement (including whether the Participant will be paid in cash, Shares or combination thereof), and any other terms and conditions of any SAR shall be determined by the Committee. Shares issued in settlement of the exercise of SARs shall be valued at their Fair Market Value on the date of the exercise. The Committee shall establish the base price of the SAR at the time the SARs are awarded, provided that the base price shall not be less than 100% of the Fair Market Value on the date of award or the exercise or payment price of the related Award if the SAR is granted in combination with or in tandem with another Award. The Committee may impose such conditions or restrictions on the exercise of any SAR as it may deem appropriate, including, without limitation, restricting the time of exercise of the SAR to specified periods as may be necessary to satisfy the requirements of Rule 16b-3.

(d) Stock Awards. A Stock Award shall confer on a Participant the right to receive a specified number of Shares or a cash equivalent payment or a combination thereof, subject to the terms and conditions of the Award, which may include forfeitability contingencies based on continued employment with the Company or on meeting specified performance criteria or both. The Committee shall determine the restriction or performance period, the performance goals or targets to be achieved during any performance period, the proportion of payments, if any, to be made for performance between the minimum and full performance levels, the restrictions, if any, applicable to any Shares awarded or received upon payment of performance shares or units, and any other terms, conditions and rights relating to a grant of Stock Awards. A Stock Award may be in the form of Shares or Share units. The Committee may also grant Stock Awards that are not subject to any restrictions. The Committee may provide that, during a performance or restriction period, a Participant shall be paid cash amounts, with respect to each Stock Award held by such Participant, in the same manner, at the same time and in the same amount paid, as a cash dividend on a Share. Any other provision of the Plan to the contrary notwithstanding, the Committee may at any time adjust performance goals (up or down) and minimum or full performance levels (and any intermediate levels and proportion of payments related thereto), adjust the manner in which performance goals are measured, or shorten any performance period or waive in whole or in part any or all remaining restrictions with respect to Shares subject to restrictions, if the Committee determines that conditions, including but not limited to, changes in the economy, changes in competitive conditions, changes in laws or governmental regulations, changes in generally accepted accounting principles, changes in the Company's accounting policies, acquisitions or dispositions by the Company or its Affiliates, or the occurrence of other unusual, unforeseen or extraordinary events, so warrant.

SECTION 8:        GENERAL PROVISIONS APPLICABLE TO AWARDS

(a) No Consideration for Awards. Awards shall be granted to Participants for no cash consideration unless otherwise determined by the Committee.

(b) Transferability and Exercisability. No Award subject to the Plan and no right under any such Award shall be assignable, alienable, saleable or otherwise transferable by the Participant other than by will or the laws of descent and distribution; provided, however, that if so permitted by the Committee, a Participant may designate a beneficiary or beneficiaries to exercise the Participant's rights and receive any distributions under this Plan upon the Participant's death.

(c) General Restrictions. Each Award shall be subject to the requirement that, if at any time the Committee shall determine, in its sole discretion, that the listing, registration or qualification of any Award under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such

         Award or the grant or settlement thereof, such Award may not be exercised or settled in whole or in part unless such listing, registration, qualification, consent or approval have been effected or obtained free of any conditions not acceptable to the Committee.

(d) Grant Terms and Conditions. The Committee shall determine the provisions and duration of grants made under the Plan, including the option prices for all Stock Options, the base prices for all SARs, the consideration, if any, to be required from Participants for Stock Awards, and the conditions under which a Participant will retain rights under the Plan in the event of the Participant's termination of employment while holding any outstanding Awards.

(e) Rule 16b-3 Six-Month Limitations. To the extent required in order to comply with Rule 16b-3 only, any equity security offered pursuant to the Plan to a Reporting Person may not be sold for at least six months after acquisition, except in the case of death or disability, and any derivative security issued pursuant to the Plan to a Reporting Person shall not be exercisable for at least six months, except in case of death or disability of the holder thereof. Terms used in the preceding sentence shall, for the purposes of such sentence only, have the meanings, if any, assigned or attributed to them under Rule 16b-3.

(f) Tax Withholding. The Company shall have the right, upon issuance of Shares or payment of cash in respect of an Award, to reduce the number of Shares or amount of cash, as the case may be, otherwise issuable or payable by the amount necessary to satisfy any federal, state or local withholding taxes or to take such other actions as may be necessary to satisfy any such withholding obligations. The Committee may require or permit Shares including previously acquired Shares and Shares that are part of, or are received upon exercise of the Award, to be used to satisfy required tax withholding and such Shares shall be valued at their Fair Market Value on the date the tax withholding is effective.

(g) Documentation of Grants. Awards made under the Plan shall be evidenced by written agreements in such form (consistent with the terms of the Plan) or such other appropriate documentation as shall be approved by the Committee. The Committee need not require the execution of any instrument or acknowledgement of notice of an Award under the Plan, in which case acceptance of such Award by the respective Participant will constitute agreement to the terms of the Award.

(h) Settlement. Subject to the terms of the Plan and any applicable Award agreement, the Committee shall determine whether Awards are settled in whole or in part in cash, Shares, or other Awards. The Committee may require or permit a Participant to defer all or any portion of a payment under the Plan, including the crediting of interest on deferred amounts denominated in cash.

(i) Change in Control. In order to preserve a Participant's rights under an Award in the event of a Change in Control (as defined below) of the Company, the Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or realization of the Award, (ii) provide for the purchase of the Award upon the Participant's request for an amount of cash or other property that could have been received upon the exercise or realization of the Award had the Award been currently exercisable or payable, (iii) adjust the terms of the Award in a manner determined by the Committee to reflect the Change in Control, (iv) cause the Award to be assumed, or new rights substituted therefore, by another entity, or
         (v) make such other provision as the Committee may consider equitable and in the best interests of the Company. For purposes of this Plan, a Change in Control shall be deemed to have occurred if the Johnson Family (as defined below) shall at any time fail to own stock of the Company having, in the aggregate, votes sufficient to elect at least a fifty-one percent (51%) majority of the directors of the Company. Johnson Family shall mean at any time, collectively, Samuel C. Johnson, his wife and their children and grandchildren, the executor or administrators of the estate or other legal representative of any such person, all trusts for the benefit of the foregoing or their heirs or any one or more of them, and all partnerships, corporations or other entities directly or indirectly controlled by the foregoing or any one or more of them.

SECTION 9:        MISCELLANEOUS

(a) Plan Amendment. The Board may amend, alter, suspend, discontinue or terminate the Plan as it deems necessary or appropriate to better achieve the purposes of the Plan; provided, however, that no amendment, alteration, suspension, discontinuation or termination of the Plan shall in any manner (except as otherwise provided in the Plan) adversely affect any Award granted and then outstanding under the Plan without the consent of the respective Participant; and provided, further, that without the approval of the Company's shareholders, no amendment shall be made which would (i) increase the total number of Shares available for issuance under the Plan; or (ii) cause the Plan not to comply with Rule 16b-3 or any successor rule.

         The Committee may, in whole or in part, waive any conditions or other restrictions with respect to, and may amend, alter, suspend, discontinue or terminate any Award granted under the Plan to a Participant, prospectively or retroactively, but no such action shall impair the rights of a Participant without his or her consent, except as otherwise provided herein.

(b) No Right to Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided by an applicable Award.

(c) No Rights as Shareholder. Only upon issuance of Shares to a Participant (and only in respect to such Shares) shall the Participant obtain the rights of a shareholder, subject, however, to any limitations imposed by the terms of the applicable Award.

(d) No Fractional Shares. No fractional shares or other securities shall be issued under the Plan, however, the Committee may provide for a cash payment as settlement in lieu of any fractional shares.

(e) Other Company Benefit and Compensation Programs. Except as expressly determined by the Committee, settlements of Awards received by Participants under this Plan shall not be deemed as part of a Participant's regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit or severance program (or severance pay law of any country). The above notwithstanding, the Company may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary.

(f) Unfunded Plan. Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund(s). The Plan shall not create any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

(g) Successors and Assignees. The Plan shall be binding on all successors and assignees of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

(h) Governing Law. The validity, construction and effect of the Plan and any actions taken under or relating to the Plan shall be determined in accordance with the laws of the State of Wisconsin and applicable federal law.

Last amended December 16, 1998

                       JOHNSON WORLDWIDE ASSOCIATES, INC.
                 1994 NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP PLAN

SECTION 1:        PURPOSE

The purpose of the Johnson Worldwide Associates, Inc. 1994 Non-Employee Director Stock Ownership Plan (the "Plan") is to promote the long-term growth and financial success of Johnson Worldwide Associates, Inc. (the "Company") by attracting and retaining non-employee directors of outstanding ability and assisting the Company in promoting a greater identity of interest between the Company's non-employee directors and its shareholders.

SECTION 2:        DEFINITIONS

As used in the Plan, the following terms have the respective meanings set forth below:

(a)      AWARD means any Stock Option or Stock Award granted under the Plan.

(b)      BOARD means the Company's Board of Directors.

(c)      COMMON STOCK means the Class A Common Stock, $.05 par value, of the
         Company.

(d) COMPANY means Johnson Worldwide Associates, Inc., a corporation established under the laws of the State of Wisconsin, and any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant interest as determined by the Board.

(e) FAIR MARKET VALUE means the fair market value of the Common Stock determined by such methods or procedures as shall be established from time to time by the Board; provided, however, that the Fair Market Value shall not be less than the par value of the Common Stock; and provided further, that so long as the Common Stock is traded on a public market, Fair Market Value means the average of the high and low prices of a share of Common Stock in the over-the-counter market on the specified date, as reported by the Nasdaq National Market (or if no sales occurred on such date, the last preceding date on which sales occurred); provided, however, that if the principal market for the Common Stock is then a national securities exchange, the Fair Market Value shall be the average of the high and low prices of a share of Common Stock on the principal securities exchange on which the Common Stock is traded on the specified date (or if no sales occurred on such date, the last preceding date on which sales occurred).

(f) 1934 ACT means the Securities Exchange Act of 1934, as amended from time to time.

(g) PARTICIPANT means a Director of the Board who is not an employee of the Company.

(h)      SHARES means shares of Common Stock of the Company.

(i) STOCK AWARD means an award to a Participant comprised of Shares granted under Section 6(b) of the Plan.

(j) STOCK OPTION means an award in the form of the right to purchase a specified number of Shares at a specified price during a specified period granted under Section 6(a) of the Plan.

SECTION 3:        EFFECTIVE DATES

The Plan shall be in effect as of January 27, 1994, subject, however, to the approval of the Plan by the shareholders of the Company. No Awards may be made under the Plan after January 27, 2004 or earlier termination of the Plan by the Board.

SECTION 4:        PLAN OPERATION

The Plan is intended to meet the requirements of Rule 16b-3(c)(2)(ii) adopted under the 1934 Act and accordingly is intended to be self-governing. To this end the Plan requires no discretionary action by any administrative body with regard to any transaction under the Plan. To this extent, if any, that any questions of interpretation arise, these shall be resolved by the Board.

SECTION 5:        STOCK AVAILABLE FOR AWARDS

(A) COMMON SHARES AVAILABLE. The maximum number of Shares available for Awards under the Plan may not exceed 100,000 shares of Common Stock of the Company.

(B) ADJUSTMENTS AND REORGANIZATIONS. The Board, as it deems appropriate to meet the intent of the Plan, may make such adjustments to (i) the number of Shares available under the Plan and which thereafter may be made the subject of Awards under the Plan, and (ii) the number and type and exercise price of Shares subject to outstanding Stock Options, provided any such adjustments are consistent with the effect on other shareholders arising from any corporate restructuring action. Such actions may include, but are not limited to, any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, or other distributions (other than normal cash dividends) of Company assets to shareholders, or any other change affecting Shares. The Board may also make such similar appropriate adjustments in the calculation of Fair Market Value as it deems necessary to preserve the Participants' rights under the Plan. Notwithstanding the foregoing, (x) Stock Options subject to grant or previously granted under the Plan at the time of any event described above shall be subject to only such adjustment as shall be necessary to maintain the proportionate interest of the Participant and preserve, without exceeding, the value of such Stock Options, and (y) the number of Shares subject to Stock Awards under the Plan at the time of any event described above shall be subject to only such adjustment as shall be necessary to maintain the relative proportionate interest represented by such Shares immediately prior to any such event.

(C) COMMON STOCK USAGE. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which any Award relates, are forfeited or if an Award otherwise terminates, expires or is cancelled prior to the delivery of all of the Shares or of other consideration issuable or payable pursuant to such Award and if such forfeiture, termination, expiration or cancellation occurs prior to the payment of dividends or the exercise by the holder of other indicia of ownership of the Shares to which the Award relates, then the number of Shares counted against the number of Shares available under the Plan in connection with the grant of such Award, to the extent of any such forfeiture, termination, expiration or cancellation, shall again be available for granting of additional Awards under the Plan.

SECTION 6:        AWARDS

(A) STOCK OPTIONS. By and simultaneous with the approval of the Plan by the shareholders of the Company, each Participant at such time shall automatically be granted a non-qualified stock option to purchase
         5,000 Shares of Common Stock. Thereafter, on the date on which a Participant, other than a Participant who was serving as a Director of the Company on the date of shareholder approval, is first elected or appointed as a Director of the Company during the existence of the Plan, such Participant shall automatically be granted a non-qualified stock option to purchase 5,000 Shares of Common Stock. The option exercise price shall be the Fair Market Value of a Share of Common Stock on the date of the grant which shall be payable at the time of exercise in cash, previously acquired Shares of Common Stock valued at their Fair Market Value or such other forms or combinations of forms as the Board may approve. Each option shall have a term of ten years and shall become fully exercisable one year following the date on which it is granted.

(B) STOCK AWARDS. Commencing with the 1994 annual meeting of shareholders, the Company shall issue to each Participant 500 Shares of Common Stock on the first business day following each annual meeting of shareholders until the Plan is terminated or amended.

SECTION 7:        GENERAL PROVISIONS APPLICABLE TO AWARDS

(A) TRANSFERABILITY OF STOCK OPTIONS. Options granted under the Plan shall not be transferable other than by will or under the laws of descent and distribution, except that a Participant may, to the extent allowed by the Board or a committee designated by the Board and in a manner specified by the Board or such a committee, (i) designate in writing a beneficiary to exercise the option after the Participant's death; or
         (ii) transfer any option.

(B) NON-TRANSFERABILITY OF STOCK AWARDS. Shares awarded under Section 6(b) hereof shall not be assignable, alienable, saleable or otherwise transferable by the respective Participant until such Participant ceases for any reason to serve on the Board. Notwithstanding the preceding sentence, the following transfers or other dispositions will not be deemed to be a violation of the transfer restrictions set forth herein:

                  A gift or other transfer of Shares issued to (i) any trust or other estate in which such Participant has a substantial beneficial interest or as to which such Participant serves as a trustee or in a similar capacity or (ii) any relative or spouse of such Participant, or any relative of such spouse, who has the same home as the Participant which in either case would not change the Participant's beneficial ownership of those Shares for purposes of reporting under Section 16(a) of the 1934 Act; provided, that any Shares transferred by gift or otherwise pursuant to this subparagraph will continue to be subject to the non-transfer restrictions of this Section though such Shares are held by the Participant.

(C) TERMINATION OF DIRECTORSHIP. If for any reason a Participant ceases to be a Director of the Company one year or more after the Director's initial election or appointment to the Board while holding an option granted under the Plan, such option shall continue to be exercisable for a period of three years after such termination or the remainder of the option term, whichever is shorter. If for any reason other than death a Participant ceases to be a Director of the Company within one year of the Director's initial election or appointment to the Board, the option granted under the Plan and held by the Director shall be cancelled as of the date of such termination. In the event a Participant dies within one year of initial election or appointment to the Board, the option granted under the Plan shall be exercisable by will or in accordance with the laws of descent and distribution for a period of three years following the date of death.

(D) DOCUMENTATION OF GRANTS. Awards made under the Plan shall be evidenced by written agreements or such other appropriate documentation as the Board shall prescribe. The Board need not require the execution of any instrument or acknowledgment of notice of an Award under the Plan, in which case acceptance of such Award by the respective Participant will constitute agreement to the terms of the Award.

(E) PLAN AMENDMENT. The Board may suspend or terminate the Plan or any portion of the Plan at any time. The Board may also amend the Plan if deemed to be in the best interests of the Company and its shareholders; provided, however, that (i) no such amendment may impair any Participant's right regarding any outstanding grants, elections or other right to receive Shares under the Plan without his or her consent, and (ii) the Plan may not be amended more than once every six months, unless such amendment is permitted by Rule 16b-3(c)(2)(ii)(B) under the 1934 Act.

(F) GOVERNING LAW. The validity, construction and effect of the Plan and any such actions taken under or relating to the Plan shall be determined in accordance with the laws of the State of Wisconsin and applicable federal law.


Last Amended October 12, 1998

CLASS A COMMON STOCK           P R O X Y

                       JOHNSON WORLDWIDE ASSOCIATES, INC.
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 26, 1999

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                       JOHNSON WORLDWIDE ASSOCIATES, INC.

The undersigned constitutes and appoints R.C. WHITAKER and CARL G. SCHMIDT, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated below, all shares of Class A common stock of Johnson Worldwide Associates, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of such corporation to be held at the Company's Headquarters, located at 1326 Willow Road, Sturtevant, Wisconsin, on Tuesday, January 26, 1999, 9:45 a.m. local time, and at any adjournment or postponement thereof:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SPECIFIED IN ITEM 1 AND FOR ITEMS 2, 3 AND 4.

The undersigned acknowledges receipt of the Notice of said Annual Meeting and the accompanying Proxy Statement and Annual Report.

               DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED

             JOHNSON WORLDWIDE ASSOCIATES, INC. 1999 ANNUAL MEETING


----------------------------------------------------------------------------------------------------------------------

1.   Election of  Directors by  1-  Thomas F. Pyle, Jr.      |_|  FOR    all    nominees  |_| WITHHOLD  authority  to
     Holders     of    Class A                                    listed   to  the  left      vote  for all  nominees
     common stock               2-  Glenn N. Rupp                 (except  as  specified      listed to the left
                                                                  below).



(INSTRUCTIONS:     To  withhold  authority  to  vote  for  any  individual  nominee,  write  the  number(s)  of the nominee(s) in the box provided to the right.)

2.   Approval of the proposed amendment to the 1994 Long-Term Stock Incentive
     Plan to increase the number of shares authorized for                       |_| FOR |_| AGAINST  |_| ABSTAIN
     issuance from 650,000 to 900,000.
3.   Approval of the proposed amendment to the 1994 Long-Term Stock Incentive
     Plan to change the period for the individual limit on                      |_| FOR |_| AGAINST  |_| ABSTAIN
     share awards.
4.   Approval of the proposed amendment to the 1994 Non-Employee Director Stock
     Ownership Plan to increase the number of shares                            |_| FOR |_| AGAINST  |_| ABSTAIN
     authorized for issuance from 50,000 to 100,000.
5.   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

                   Dated:                      NO OF SHARES
                         --------------------

Check appropriate box                                  ---------------------
Indicate changes below:                                |                   |
Address Change?  |_|       Name Change?  |_|           |                   |
                                                       ---------------------

                                                       SIGNATURE(S) IN BOX
                                                       Note: Please sign exactly
                                                       as your name appears on
                                                       your stock certificate.
                                                       Joint owners should each
                                                       sign personally. A
                                                       corporation should sign
                                                       full corporate name by
                                                       duly authorized officers
                                                       and affix corporate seal,
                                                       if any. When signing as
                                                       attorney, executor,
                                                       administrator, trustee or
                                                       guardian, give full title
                                                       as such.

CLASS B COMMON STOCK                P R O X Y

                       JOHNSON WORLDWIDE ASSOCIATES, INC.
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 26, 1999

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                       JOHNSON WORLDWIDE ASSOCIATES, INC.

The undersigned constitutes and appoints R.C. WHITAKER and CARL G. SCHMIDT, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated below, all shares of Class B common stock of Johnson Worldwide Associates, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of such corporation to be held at the Company's Headquarters, located at 1326 Willow Road, Sturtevant, Wisconsin, on Tuesday, January 26, 1999, 9:45 a.m. local time, and at any adjournment or postponement thereof:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SPECIFIED IN ITEM 1 AND FOR ITEMS 2, 3 AND 4.

               DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED

             JOHNSON WORLDWIDE ASSOCIATES, INC. 1999 ANNUAL MEETING

The undersigned acknowledges receipt of the Notice of said Annual Meeting and the accompanying Proxy Statement and Annual Report.

------------------------------------------------------------------------------------------------------------------------------------
1.   Election of  Directors by  1-  Samuel C. Johnson             |_|  FOR    all    nominees  |_| WITHHOLD  authority  to vote  for
     Holders     of    Class B                                         listed   to  the  left      all nominees listed to the left
     common stock               2-  R.C. Whitaker                      (except  as  specified
                                                                       below).
                                3-  Helen P. Johnson-Leipold

                                4-  Gregory E. Lawton.

(INSTRUCTIONS:     To  withhold  authority  to  vote  for  any  individual
                   nominee, write the number(s) of the nominee(s) in the box provided to the right.)


2.   Approval of the proposed  amendment to the 1994 Long-Term Stock Incentive
     Plan to increase the number of shares authorized for issuance  from           |_| FOR      |_| AGAINST   |_| ABSTAIN
     650,000 to 900,000.
3.   Approval of the proposed amendment to the 1994 Long-Term Stock Incentive      |_| FOR      |_| AGAINST   |_| ABSTAIN
     Plan to change the period for the individual limit on share awards.
4.   Approval of the proposed amendment to the 1994 Non-Employee Director Stock
     Ownership Plan to increase the number of shares authorized for                |_| FOR      |_| AGAINST   |_| ABSTAIN
     issuance from 50,000 to 100,000.
5.   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

                           Dated:                 NO. OF SHARES
                                 ----------------

Check appropriate box                                  -------------------------
Indicate changes below:                                |                       |
Address Change?  |_|       Name Change?  |_|           |                       |
                                                       -------------------------

                                                       SIGNATURE(S) IN BOX
                                                       Note: Please sign exactly
                                                       as your name appears on
                                                       your stock certificate.
                                                       Joint owners should each
                                                       sign personally. A
                                                       corporation should sign
                                                       full corporate name by
                                                       duly authorized officers
                                                       and affix corporate seal,
                                                       if any. When signing as
                                                       attorney, executor,
                                                       administrator, trustee or
                                                       guardian, give full title
                                                       as such.